Exhibit 24.1

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015                 /s/ Samuel P. Bell, III
Samuel P. Bell, III

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015         /s/ Hugh M. Brown
Hugh M. Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015                 /s/ J. Powell Brown
J. Powell Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015                 /s/ Bradley Currey, Jr.
Bradley Currey, Jr.

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015             /s/ J. Hyatt Brown
J. Hyatt Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 14, 2015             /s/ Theodore J. Hoepner
Theodore J. Hoepner

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015             /s/ James S. Hunt
James S. Hunt

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015             /s/ Toni Jennings
Toni Jennings

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015             /s/ Timothy R.M. Main
Timothy R.M. Main

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015                 /s/ H. Palmer Proctor, Jr.
H. Palmer Proctor, Jr.

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015             /s/ Wendell S. Reilly
Wendell S. Reilly

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Robert W. Lloyd, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015             /s/ Chilton D. Varner
Chilton D. Varner